Filed pursuant to Rules 497(e) and 497(k)
Registration No. 033-48907

BMO FUNDS, INC.

BMO Low Volatility Equity Fund

BMO Large-Cap Value Fund

BMO Large-Cap Growth Fund

BMO Global Low Volatility Equity Fund

BMO Disciplined International Equity Fund

(each, a “Fund”)

Supplement dated October 6, 2020 to the Prospectus and the

Summary Prospectuses, each dated December 27, 2019

Ernesto Ramos, Ph.D., currently serves as a co-portfolio manager of each Fund. All members of the portfolio management teams share investment decision making responsibilities with respect to their Fund. Dr. Ramos will assume the role of U.S. Chief Investment Officer, BMO Global Asset Management effective December 31, 2020. At that time, Dr. Ramos will relinquish his portfolio management duties.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this Supplement with your Prospectus and

Summary Prospectus for future reference.